1 AMENDMENT NO. 1 TO THE HELEN OF TROY LIMITED AMENDED AND RESTATED 2018 STOCK INCENTIVE PLAN WHEREAS, Helen of Troy Limited (“Company”) maintains the Helen of Troy Limited Amended and Restated 2018 Stock Incentive Plan (the “Plan”); WHEREAS, pursuant to Section 15 of the Plan, the Company may amend the Plan; and WHEREAS, the Company wishes to amend the Plan, effective as of February 28, 2024 as specified herein; NOW, THEREFORE, the Plan is hereby amended as follows: 1. Section 11 of the Plan is hereby amended by deleting such Section in its entirety and substituting the following in lieu thereof: “11. Confidentiality and Non-Competition By accepting an Award under the Plan and as a condition to the exercise or settlement of Options, Stock Appreciation Rights or Restricted Stock Units and the enjoyment of any of the benefits of the Plan and the applicable Award Agreement, each Participant agrees as follows: (a) Confidentiality. During the period that each Participant provides Services for the Company or any Subsidiary or Affiliate and thereafter, for a period of eighteen (18) months (the “Restricted Period”), such Participant shall treat and safeguard as confidential and secret all Confidential Information received by such Participant at any time. Without the prior written consent of the Company, except as required by law, such Participant will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its Affiliates or Subsidiaries. In the event that a Participant is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to his opinion, judgment or recommendations concerning the Company or its Affiliates or Subsidiaries as developed from the Confidential Information, each Participant will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, such Participant is, in the reasonable opinion of his or her counsel, compelled to disclose Confidential Information, such Participant shall disclose only that portion and will exercise best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information. For the avoidance of doubt, nothing herein is intended to impede, prohibit or restrict a Participant (or an attorney acting on a Participant’s behalf) from initiating communications directly with, or responding to any inquiry from, or providing testimony before, the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, FINRA, or any other state or federal regulatory authority or self-regulatory organization regarding this agreement or its underlying facts or circumstances, or about a possible violation of securities laws (or recovering any remuneration for doing so), the Commodities Exchange Act, or employment laws, or exercising rights under the federal Defend Trade Secrets Act which provides that an individual shall not be held criminally or civilly liable for the disclosure of a trade secret that is made (A) in confidence to a government official or to an attorney and solely Exhibit 10.12

2 for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. This Section 11(a) does not, however, authorize a Participant to disclose information such Participant obtains through a communication that is subject to the attorney-client privilege or the work product doctrine. (b) Non-Competition. (i) During the Restricted Period , each Participant shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following: (A) be engaged by or employed with, in a position involving functionally or substantially the same duties such Participant performed for the Company or any of its Affiliates or Subsidiaries at the time of Participant’s separation from employment from the Company, o r own, manage or control, any other corporation, partnership, proprietorship, firm, association or other business entity, which competes with the business of the Company or any of its Affiliates or Subsidiaries (as such business is conducted during the term such Participant provides Services to the Company or Affiliates or its Subsidiaries) anywhere in the geographic regions or countries in which such Participant provides Services to or supports the Company or any of its Affiliates or Subsidiaries; provided, however, that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant. To the extent such Participant’s job duties, at the time of such Participant’s separation from employment with the Company, was substantially focused on a particular brand or product line of the Company or its Affiliates or Subsidiaries, the restrictions in this Section 11(b)(i)(A) shall apply only to a business that competes with the business of the Company or its Affiliates or Subsidiaries in the particular brand or product line in which such Participant provides Services to or is supported by such Participant at the time of such Participant’s separation from employment. Such Participant recognizes and acknowledges that the business of the Company and its Affiliates and Subsidiaries is worldwide in scope and that such Participant’s job duties may involve global and/or national operations, marketing, or other functions of the Company or its Affiliates or Subsidiaries. For this reason, such Participant agrees and acknowledges that the geographic restrictions in this Section 11(b)(i)(A) are reasonable and necessary to protect the legitimate business interests of the Company or its Affiliates and Subsidiaries. The Company and such Participant agree that the restrictions set forth in this Section 11(b)(i)(A) do not apply as to such Participant’s employment in California, or any other State or jurisdiction in which such restrictions are prohibited by law at the time of such Participant’s separation from employment; (B) solicit, or attempt to solicit, on behalf of any corporation, partnership, proprietorship, firm, association or other business entity which competes with the business of the Company or any of its Affiliates or Subsidiaries , any customer, supplier, licensee, or business relation of the Company or its Affiliates or Subsidiaries, or in any way interfere with the relationship between any customer, supplier, licensee or business relation of the Company or its Affiliates or Subsidiaries; or (C) employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee, officer or agent of the Company or any of its Affiliates or Subsidiaries.

3 (ii) In the event any court of competent jurisdictions should determine that the foregoing covenant of non-competition is not enforceable because of the extent of the geographical area or the duration thereof, then the Company and the affected Participant hereby petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties that the Company shall be afforded the maximum enforceable covenant of non-competition which may be available under the circumstances and applicable law. (c) Failure to Comply. Each Participant acknowledges that remedies at law for any breach by him of this Section 11 may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, subject to the terms of Section 11(a), each Participant acknowledges that upon his or her violation of any provision of this Section 11, the Company will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. Each Participant further agrees, subject to the proviso at the end of this sentence, that if he or she violates any provisions of this Section 11, such Participant shall immediately forfeit any rights and benefits under the Plan and shall return to the Company any unexercised Options and forfeit the rights under any other Awards and shall return any Shares held by such Participant received upon exercise of any Option or the vesting of Shares underlying an Award granted hereunder, together with any proceeds from sales of any Shares received upon exercise of such Options or the vesting of Shares underlying an Award; provided, however, that upon violation of subsection (b) of this Section 11, the forfeiture, repurchase and return provisions contained in this sentence shall apply only to (i) the Award if the Shares have not yet become exercisable or vested or that become vested during the two-year period immediately prior to such Participant’s Termination of Service, and in any such case the gross proceeds from sales of the Award or underlying Shares, and (ii) without duplication of the amounts described in clause (i) above, any gross proceeds of sales from the sale of the Award or underlying Shares, during the two year period immediately prior to such Participant’s Termination of Service. Nothing in this Section 11 will be deemed to limit, in any way, the remedies at law or in equity of the Company, for a breach by a Participant of any of the provisions of this Section 11. (d) Notice. Each Participant agrees to provide written notice of the provisions of this Section 11 to any future employer of such Participant, and the Company expressly reserves the right to provide such notice to such Participant’s future employer(s). (e) Severability. If any provisions or part of any provision of this Section 11 is held for any reason to be unenforceable, (i) the remainder of this Section 11 shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision enforceable. 2. Section 15 of the Plan is hereby amended by deleting such Section in its entirety and substituting the following in lieu thereof: 15. Amendments or Termination (a) The Board or the Committee may terminate or discontinue the Plan at any time. The Board or the Committee may amend, modify or alter the Plan at any time, but no amendment, modification or alteration shall be made which, (i) without the approval of the shareholders of the Company, would (except as is provided in Section 10 of the Plan), increase the total number of

4 Shares reserved for the purposes of the Plan, change the maximum number of Shares for which Awards may be granted to any Participant or modify the Plan in any other way to the extent shareholder approval is required by the rules of any stock exchange or market or quotation system on which the Shares are traded, listed or quoted, (ii) without the consent of a Participant, except to the extent as may be required by or desirable to facilitate compliance with Applicable Laws, as determined in the sole discretion of the Committee, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan or affect adversely, in any material way, any Award previously granted pursuant to the Plan, or (iii) for which shareholder approval is required in order for the Plan and Awards awarded under the Plan to continue to comply with Sections 421 and 422 of the Code. Notwithstanding anything to the contrary herein, neither the Committee nor the Board may amend, alter or discontinue the provisions relating to Section 10(b) of the Plan after the occurrence of a Change of Control. (b) Except as provided in Section 10 of the Plan or expressly provided under the Plan, any amendment, modification, termination or discontinuance of the Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, modified, terminated or discontinued, unless such amendment, modification, termination or discontinuance (i) may be required or desirable to facilitate compliance with Applicable Laws, as determined in the sole discretion of the Committee, (ii) would not impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan, (iii) would not affect, in any material respect, any of the rights or obligations under any Award or (iv) unless mutually agreed otherwise between the Participant and the Company, which agreement shall be in writing and signed by the Participant and the Company. IN ALL RESPECTS NOT AMENDED HEREIN, the Plan shall remain in full force and effect. IN WITNESS WHEREOF, THIS AMENDMENT is executed and effective of this 28 day of February 2024 and as otherwise specified herein. HELEN OF TROY LIMITED By: /s/ Tessa Judge Name: Tessa Judge Title: CLO